Interest Expense, net	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Interest Expense, net

16. Interest Expense, net

Interest expense, net consists of the following:

	For three months ended June 30,		For six months ended June 30,
(in thousands)	2023	2022	2023	2022

Interest expense	$(32)	$(3)	$(33)	$(7)
Contract asset interest expense	(89)	(89)	(179)	(179)
Interest income – related party	40	53	94	110
Interest income – other	2	1	4	5
Interest expense, net	$(79)	$(38)	$(114)	$(71)

Interest expense is comprised primarily of interest on our Loan and Security Agreement with MidCap Business Credit LLC.

Contract asset interest expense relates to the $1.7 million contract asset in connection with the $7.3 million start-up cost financing received from Maruho under the Cutanea acquisition share purchase agreement. The contract asset is amortized on a straight-line basis using a 6% interest rate over the financing arrangement contract term, which ends on December 31, 2023.

21. Interest Expense, net

Interest expense, net consists of the following:

	For years ended December 31,
(in thousands)	2022	2021
Interest expense	(12)	(2)
Contract asset interest expense	(358)	(358)
Interest income- related party	165	-
Interest income – other	10	16
Interest expense, net	$(195)	$(344)

Contract asset interest expense relates to the $1.7 million contract asset in connection with the $7.3 million start-up cost financing received from Maruho under the Cutanea acquisition share purchase agreement. The contract asset is amortized on a straight-line basis using a 6% interest rate over the financing arrangement contract term, which ends on December 31, 2023.

Related party interest income relates to the recorded receivable of $6.1 million from Biofrontera AG for its 50% share of the balance of a legal settlement.